UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2013

GREENHUNTER RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33893	20-4864036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1048 Texan Trail GRAPEVINE, TEXAS	76051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 410-1044

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Item 3.02	Unregistered Sales of Equity Securities

On September 19, 2013, GreenHunter Resources, Inc. (the “Company”) sold in a private placement, pursuant to a Securities Purchase Agreement, dated September 19, 2013, 181,786 units consisting of an aggregate of 181,786 shares of the Company’s 10% Series C Cumulative Preferred Stock and 282,778 common stock purchase warrants, for aggregate gross proceeds of $3,181,255. Each warrant entitles the holder to purchase one share of common stock at a price of $2.25 per share. The warrants have an expiration date of September 19, 2018. The purchasers of the securities were Context Capital Management, LLC, Forward Management LLC, Crow Point Partners and New Salem Investment Capital, LLC.

The Company also entered into a Registration Rights Agreement, dated September 19, 2013, with the purchasers of the securities whereby as part of the transaction, the Company has agreed to file a registration statement with the Securities and Exchange Commission covering the resale of the shares of 10% Series C Cumulative Preferred Stock and common stock underlying the warrants to be issued in the offering.

MLV & Co., acted as the placement agent for the offering. Pursuant to the Placement Agent Agreement between the Company and MLV & Co., dated September 19, 2013, the Company will be is issuing MLV & Co. 150,835 shares of the Company’s restricted common stock as compensation for services rendered in connection with the transaction. The Company has also agreed to register the shares issued to MLV for resale.

The Company completed the transactions in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission under the 1933 Act.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Title

4.01	Form of Warrant between the Company and purchasers of securities, dated September 19, 2013

10.1	Securities Purchase Agreement between the Company and purchasers of securities, dated September 19, 2013

10.2	Registration Rights Agreement between the Company and purchasers of securities, dated September 19, 2013

99.1	Press Release dated September 19, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENHUNTER RESOURCES, INC.

Date: September 24, 2013	By:	/s/ Morgan F. Johnston

Name:	Morgan F. Johnston
Title:	Sr. VP, General Counsel and Secretary

Exhibit Number	Exhibit Title

4.01	Form of Warrant between the Company and purchasers of securities, dated September 19, 2013

10.1	Securities Purchase Agreement between the Company and purchasers of securities, dated September 19, 2013

10.2	Registration Rights Agreement between the Company and purchasers of securities, dated September 19, 2013

99.1	Press Release dated September 19, 2013